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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  NOVEMBER 14, 2001
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)



                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     On November 14, 2001, Hewlett-Packard Company ("HP") issued a press release relating to its fiscal 2001 fourth quarter and 2002 guidance. The press release, entitled "HP Reports Fourth Quarter Results" dated November 14, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein. On November 14 at 5:00 a.m. PST, in connection with HP's issuance of the foregoing press release, HP held a conference call to discuss the contents of the press release. Scripts prepared for use by Stephen J. Pavlovich, Carleton S. Fiorina and Robert P. Wayman on this conference call are furnished herewith as Exhibit 99.2 and incorporated by reference in this
Item 5. The furnishing of these scripts is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. In addition, all of the information in the presentations is presented as of November 14, 2001, and HP does not assume any obligation to update such information in the future.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release dated November 14, 2001 entitled "HP Reports Fourth Quarter Results."

Exhibit 99.2 Scripts prepared for use by Stephen J. Pavlovich, Carleton S. Fiorina and Robert P. Wayman for conference call at 5:00 a.m. PST, November 14, 2001, discussing fiscal 2001 fourth quarter and 2002 guidance.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HEWLETT-PACKARD COMPANY


Date: November 14, 2001               By:  /s/ Charles N. Charnas
                                           -----------------------------------
                                      Name:  Charles N. Charnas
                                      Title: Assistant Secretary and
                                             Senior Managing Counsel

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                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED JANUARY 11, 2001


  Exhibit                              Description
-----------   ----------------------------------------------------------------
    99.1       Press release dated November 14, 2001 entitled "HP Reports
               Fourth Quarter Results."

    99.2       Scripts prepared for use by Stephen J. Pavlovich, Carleton S.
               Fiorina and Robert P. Wayman for conference call at 5:00 a.m.
               PST, November 14, 2001, discussing fiscal 2001 fourth quarter and 2002 guidance.

